SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM 8-K/A

                                  AMENDMENT #1

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                        Date of Report: November 5, 2004


                           CHINA NETTV HOLDINGS, INC.
                         -------------------------------
             (Exact name of registrant as specified in its charter)


Nevada                            000-26217                   98-0203170
------------------                ----------------           ------------------
(State or other                   (Commission                (IRS Employer
jurisdiction of                   File Number)               Identification No.)
incorporation)

830-789 West Pender Street, Vancouver, B.C. Canada          V6C 1H2
--------------------------------------------------          ---------
(Address of principal executive offices)                    (Postal Code)


Registrant's telephone number, including area code:   (604) 689-4407
                                                      --------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[_] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR240.14d-2(b))

[_] Soliciting material pursuant to Rule 14a-12 under Exchange Act
    (17 CFR240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR240.13e-4(c))

Section 1 - Registrant's Business and Operations

Item 1.01 Entry into a Material Definitive Agreement


     China NetTV Holdings, Inc. ("ChinaNet) and Highland Mining, Inc. (a BVI corporation) ("Highland") Shareholders have agreed to enter into a binding transaction whereby ChinaNet shall issue 85,000,000 of its common shares from treasury and Debenture convertible into 65,000,000 shares of ChinaNet in exchange for 50% of the issued and outstanding shares of Highland held by Highland Shareholders, pursuant to terms and conditions, the material ones of which are summarized below.

     At the Closing, ChinaNet shall acquire, from Highland Shareholders, 500,000 shares of Common Stock of Highland, representing 50% of the issued and outstanding stock of Highland. Consideration to be issued by ChinaNet to Highland Shareholders or their nominees) in exchange for the Highland Shares shall be the issuance (of 85,000,000 shares of common stock and a debenture convertible into 65,000,000 shares of ChinaNet shares.

     Highland owns 100% of Honglu Mining inc., a Tibet corporation, which holds mineral exploration rights in Tibet.

     If Highland Shareholders are unable to enter into a binding agreement on a share purchase and sale transaction with Hunter Dickinson Inc. ("HDI") to sell and transfer the other 50% of the issued and out- standing shares of Highland to HDI on or before March 30, 2005, or if either or both HDI and Highland Shareholders decide to terminate the Definitive Agreement pursuant to the terms and conditions therein on or before the Outside Date, then unless Highland Shareholders and ChinaNet otherwise agree, Highland Shareholders shall sell and transfer the Remaining Shares to ChinaNet at a nominal price, pursuant to the same terms and conditions contained hereunder as applicable to the parties then.

     Mineral Properties. Highland Shareholders have direct or indirect rights or options to, or interests in certain mineral properties in Tibet, China, subject to terms and conditions and regulatory requirements. Highland Shareholders hereby transfer and assign, or shall cause to be transferred and assigned, to ChinaNet the Additional Rights for $1.00, subject to terms and conditions and regulatory requirements attached thereto, and terms and conditions herein.


Item 1.02 Termination of a Material Definitive Agreement

        None

Item 1.03 Bankruptcy or Receivership

        None


Section 2 - Financial Information

Item 2.01 Completion of Acquisition or Disposition of Assets

        None

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

Item 2.02 Results of Operations and Financial Condition

        None

Item 2.03 Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant

        None

Item 2.04 Triggering Events That Accelerate or Increase a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement

        None

Item 2.05 Costs Associated with Exit or Disposal Activities

        None

Item 2.06 Material Impairments

        None


Section 3 - Securities Trading Markets

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

        None

Item 3.02 Unregistered Sales of Equity Securities

        None

Item 3.03 Material Modification to Rights of Security Holders

        None


Section 4 - Matters Related to Accountants and Financial Statements

Item 4.01 Changes in Registrant's Certifying Account

        None

Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review

        None.

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

Section 5 - Corporate Governance and Mangement

Item 5.01 Changes in Control of Registrant


     China NetTV Holdings, Inc. and Highland Mining, Inc. Shareholders have agreed to enter into a binding transaction whereby ChinaNet shall issue 85,000,000 of its common shares from treasury and a debenture convertible into 65,000,000 shares of ChinaNet under certain terms in exchange for 50% of the issued and outstanding shares of Highland held by Highland Shareholders, pursuant to terms and conditions, the material ones of which are summarized below.

     At the Closing, ChinaNet shall acquire, from Highland Shareholders, 500,000 shares of Common Stock of Highland, representing 50% of the issued and outstanding stock of Highland. Consideration to be issued by ChinaNet to Highland Shareholders or their nominees in exchange for the Highland Shares shall be the issuance of 85,000,000 shares of common stock and a debenture convertible into 65,000,000 shares of ChinaNet shares.


        Hunter Dickenson Inc. has entered into a companion Agreement to acquire 50% of Highland shares from shareholders.


     If Highland Shareholders are unable to enter into a binding agreement on a share purchase and sale transaction with Hunter Dickinson Inc. ("HDI") to sell and transfer the other 50% of the issued and outstanding shares of Highland to HDI on or before March 30, 2005, or if either or both HDI and Highland Shareholders decide to terminate the Definitive Agreement pursuant to the terms and conditions therein on or before the Outside Date, then unless Highland Shareholders and ChinaNet otherwise agree, Highland Shareholders shall sell and transfer the Remaining Shares to ChinaNet at a nominal price, pursuant to the same terms and conditions contained hereunder as applicable to the parties then.

     Mineral Properties. Highland Shareholders have direct or indirect rights or options to, or interests in certain mineral properties in Tibet, China as listed in Schedule "A" attached thereto, subject to terms and conditions and regulatory requirements. Highland Shareholders hereby transfer and assign, or shall cause to be transferred and assigned, to ChinaNet the Additional Rights for $1.00, subject to terms and conditions and regulatory requirements attached thereto, and terms and conditions herein.


Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

        New Management of ChinaNet. Upon completion of the Exchange, the follow-ing individuals shall be elected or appointed as directors of ChinaNet.

     Zhi Wang
     Jie Yang
     Xiaojun Ma
     Jing Wang


     JIE YANG,  age 41,  Director.  He  graduated  from  Beijing  University  of
International Business & Economics, Beijing, China in 1984 and obtained a Bachelor of Economics. He has been director and Vice President of Honglu Investment Holdings, Inc. since 2001; President of Sundecine Enterprises Inc. (1997-2001); General Manager, Jianxin Trading Co., 1988-97; Assistant Customs Supervisor, Beijing Customs Administration, 1984-87.

     ZHI WANG, age 47, Director. Finished diploma in business administration at China Radio & Television University ("CRTVU") in 1984 and pursued further studies in business administration under exchange program in Australia 1988. From 2001 to present, he has been Chairman and President of Honglu Investment Holdings, Inc., Tianyubofeng Science & Technology, Inc., a Chinese company in aluminum and carbon coke producing business, and Standard Hotel Management, Co. He is President and General Manager, Ziyuewentao Enterprises Inc., 1997 to present; General Manager, Tianjin Zangtong Trading Co., 1993; Managing Director of Hong Kong Zangtong Trading Co., 1990; CEO of Tibet Autonomous Region Economic & Trade Bureau, Beijing Office, 1987; Member, the Leading Team on Tibetan Economy, the State Council of China, 1984.

        Bios on Xiaojun Ma and Jing Wang are forthcoming and will be filed in a subsequent filling.

        Ronald Xie resigned as director.


Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal
Year

        None

Item 5.04 Temporary Suspension of Trading Under Registrant's Employee Benefit Plans

        None

Item 5.05 Amendments to the Registrant's Code of Ethics, or Waiver of a Provi-sion of the Code of Ethics.

Section 6 - [Reserved]


Section 7 - Regulation FD

Item 7.01 Regulation FD Disclosure

        None


Section 8 - Other Events

Item 8.01 Other Events

        None


Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

        A.  Financial Statements - None


        B.  Exhibits - 10.1   Agreement between China NetTV Holdings, Inc. and
                              Honglu Shareholders (previously filed)

                       10.2 Agreement for Share Exchange between China NetTV Holdings, Inc. and Highland Mining, Inc. (previous -ly filed)

                       10.3 Preliminary Option Agreement among China NetTV Holdings, Inc., Yuet Mei Leung, Chi Ming Leung, Yulin Chen, Highland Mining, Inc., Tibet Tianyuan Mineral Exploration LTD., Continental Minerals Corporation, Hunter Dickinson Inc., and Zhi Wang (previously filed)





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



                                   Signatures

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: November 17, 2004             CHINA NETTV HOLDINGS, INC.



                                    By: /s/ Anthony Garson
                                        ----------------------------------------
                                         Anthony Garson, President












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